Exhibit 10.88

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 28, 2013, between Westport Innovations Inc., an Alberta, Canada corporation (the “Company”), and Clean Energy, a California corporation (the “Purchaser”).

This Agreement is made pursuant to the Stock Purchase Agreement, dated as of the date hereof, between the Company, the Purchaser and certain other parties thereto (the “Purchase Agreement”).

The Company and the Purchaser hereby agrees as follows:

1.             Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Canadian Commissions” means the securities commission or similar regulatory authority of each of the provinces or territories of Canada and any successor regulatory authorities having similar powers and, to the extent applicable in any such province or territory, a federal securities commission or similar regulatory authority.

“Canadian Securities Laws” means, collectively, the applicable securities legislation, regulations, rules, policies, decisions and orders of each of the provinces and territories of Canada and the Canadian Commissions or, to the extent applicable in any such province or territory, the applicable securities legislation, regulations, rules, policies, decisions and orders of the Government of Canada and any federal securities commission.

“Commission(s)” means, as applicable, the SEC and the applicable Canadian Commission.

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 15th calendar day following the Filing Date and with respect to any additional Registration Statements which may be required pursuant to Section 2 or Section 3(b), the 15th calendar day following the date on which an additional Registration Statement is required to be filed hereunder.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“End of Suspension Notice” shall have the meaning set forth in Section 4(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect from time to time.

“Filing Date” means, the later of (A) (i) with respect to the Initial Registration Statement required hereunder, three Business Days following the Closing, (ii) with respect to the Holdback

Shares, the next Business Day following the issuance of the Holdback Shares to the Purchaser pursuant to the Purchase Agreement, and (iii) with respect to any additional Registration Statements which may be required pursuant to Section 2 or Section 3(b), the earliest practical date on which the Company is permitted by applicable Securities Laws to file such additional Registration Statement related to the Registrable Securities; and (B) three Business Days following the date on which the Purchaser has provided to the Company in writing all information in respect of the Purchaser required by applicable Securities Laws to be set forth in any Registration Statement required to be filed pursuant to this Agreement.

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 6(a).

“Plan of Distribution” shall have the meaning set forth in Section 2.

“Prospectus” means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all of the shares of Parent Stock issued or issuable to the Purchaser pursuant to the Purchase Agreement and (b) any securities issued or then issuable upon any stock split, dividend or other distribution,  recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the Purchaser in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2 and any additional registration statements contemplated by Section 2 or Section 3(b), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect from time to time.

“Securities Laws” means Canadian Securities Laws and U.S. Securities Laws.

“Suspension Event” shall have the meaning set forth in Section 4(c).

“Suspension Notice” shall have the meaning set forth in Section 4(c).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Parent Stock is listed or quoted for trading on the date in question: the Toronto Stock Exchange, the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market and the New York Stock Exchange (or any successors to any of the foregoing).

“U.S. Securities Laws” means the Securities Act, the Exchange Act, and all applicable regulations, rules, policies, decisions and orders of the SEC.

2.             Registration Requirements.  The Company shall use its reasonable best efforts to effect the registration of the resale of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with all applicable Securities Laws) as would permit or facilitate the resale of all the Registrable Securities in the manner (including manner of sale) reasonably requested by the Purchaser in (i) all states and territories of the United States and (ii) the Canadian province of British Columbia.  Such reasonable best efforts by the Company shall include, without limitation, that, on or prior to each Filing Date, the Company prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement covering the resale of all of the outstanding Registrable Securities that are not then registered on an effective Registration Statement pursuant to applicable U.S. Securities Laws, including Rule 467 and Rule 408 under the Securities Act.  Each Registration Statement filed hereunder shall be on Form F-10 (except if the Company is not then eligible to register for resale the Registrable Securities on Form F-10, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain substantially the “Plan of Distribution” attached hereto as Annex A.  In addition, on or prior to each Filing Date, the Company shall file with the applicable Canadian Commission(s) a prospectus supplement to its existing base shelf prospectus (the “Canadian Prospectus” and, collectively referred to with the Registration Statement as the “Registration Statement/Prospectus”) qualifying the resale of the same securities as those covered by the Registration Statement under applicable Canadian Securities Laws.  Thereafter, the Company shall use its reasonable best efforts to cause the Registration Statement/Prospectus to be declared effective and shall use its reasonable best efforts to keep such Registration Statement/Prospectus continuously effective under applicable Securities Laws until the date on which all Registrable Securities covered by such Registration Statement/Prospectus (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (the “Effectiveness Period”).  The Company shall telephonically request effectiveness of a Registration Statement from the SEC as of 5:00 p.m. Eastern Time on a Trading Day.  The Company shall promptly notify the Purchaser via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the SEC, which shall be the date requested for effectiveness of such Registration Statement.

3.             Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           (i) Prepare and file with each Commission such amendments, including post-effective amendments, to a Registration Statement/Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with each Commission such additional Registration Statements/Prospectuses in order to register for resale under the Securities Act all of the Registrable Securities, (ii)) respond as promptly as reasonably possible to any comments received from a Commission with respect to a Registration Statement/Prospectus or any amendment or supplement thereto, and (iii) comply in all material respects with the applicable Securities Laws with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended method of disposition by the Purchaser set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(b)           If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file with each Commission as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement/Prospectus or amendment to the Registration Statement/Prospectus, as applicable, covering the resale by the Purchaser of not less than the number of such Registrable Securities.

(c)           Notify the Purchaser (which notice shall, pursuant to clauses (iii) through (iv) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by the Purchaser) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Registration Statement/Prospectus or any amendment or supplement thereto is proposed to be filed, (B) if a Commission comments in writing on any such filing or requests in writing the amendment or supplement of any such filing, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by a Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement/Prospectus covering any or all of the Registrable Securities or the initiation or threatened initiation of any Proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, or (iv) of the occurrence of any event or passage of time that makes any statement made in a Registration Statement/Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement/Prospectus or other documents so that, in the case of a Registration Statement/Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement/Prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)           Furnish to the Purchaser, without charge, at least one conformed copy of each such Registration Statement/Prospectus and each amendment or supplement thereto, including all documents incorporated or deemed to be incorporated therein by reference to the extent requested by the Purchaser, and all exhibits to the extent requested by the Purchaser (including those previously furnished or incorporated by reference) promptly after the filing of such documents with a Commission; provided, that any such item which is available on the EDGAR system or SEDAR system (or successor thereto) need not be furnished in physical form.

(f)            Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Purchaser in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any Suspension Notice or notice pursuant to Section 3(c).

(g)           The Company shall reasonably cooperate with any broker-dealer through which the Purchaser proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by the Purchaser, and the Company shall pay the filing fee required by such filing within two (2) Business Days of request therefor.

(h)           Prior to any resale of Registrable Securities by the Purchaser, use its reasonable best efforts to register or qualify or cooperate with the Purchaser in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Purchaser under the securities or Blue Sky laws of such jurisdictions within the United States or other applicable Securities Laws within Canada as the Purchaser reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i)            If requested by the Purchaser, cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Purchaser may request.

(j)            Upon the occurrence of any event contemplated by Section 3(c), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement/Prospectus or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Purchaser in accordance with clauses (iii) through (iv) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Purchaser shall suspend use of such Prospectus.  The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section (j) to suspend the availability of a Registration Statement/Prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(k)           Comply with all applicable Securities Laws.

(l)            The Company shall use its reasonable best efforts to remain eligible for use of Form F-10 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(m)          The Company may require the Purchaser to furnish to the Company a certified statement as to the number of shares of Parent Stock beneficially owned by the Purchaser.

4.             Suspension Period.

(a)           Notwithstanding anything to the contrary contained herein, subject to the provisions of this Section 4, on or after the date that is forty-five (45) calendar days after the filing of the  initial prospectus supplement with respect to the Registrable Securities, Purchaser shall be required to suspend sales of the Registrable Securities pursuant to any effective Registration Statement/Prospectus for the period set forth in Section 4(b) if the Company determines in good faith that any of the following circumstances exist and has provided a Suspension Notice to the Purchaser pursuant to Section 4(c): pending discussions relating to a transaction or the occurrence of an event (1) that would require additional disclosure of material information by the Company in a Registration Statement/Prospectus and that has not been so disclosed, and (2) as to which the Company has a bona fide business purpose for preserving confidentiality.

(b)           Pursuant to Section 4(a), the Purchaser shall be required to suspend sales of Registrable Securities pursuant to the applicable Registration Statement/Prospectus for such times as the Company reasonably may determine is necessary and advisable, but in no event for more than 60 calendar days in any 12-month period or more than three times in the Effectiveness Period.

(c)           In the case of an event that causes the Company to suspend the use of a Registration Statement/Prospectus pursuant to Section 4(a) (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to the Purchaser to suspend sales of the Registrable Securities, and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement/Prospectus as promptly as possible.  The Purchaser shall not effect any sales of the Registrable Securities pursuant to such Registration Statement/Prospectus at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice.  The Purchaser may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Purchaser in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(d)           Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 4 with respect to any Registration Statement/Prospectus, the Company agrees that it shall extend the period of time during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Purchaser shall have received the End of Suspension Notice and copies of the supplemented or amended Registration Statement/Prospectus necessary to resume sales; provided such period of time shall not be extended beyond the date that any Registrable Securities covered by the Initial Registration Statement are not Registrable Securities.

5.             Registration Expenses.  All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement/Prospectus.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with a Commission, (B) with respect to filings required to be made with any Trading Market on which the Parent Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by the Company in connection with an Issuer-managed filing, with respect to any filing that may be required to be made by any broker through which the Purchaser intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  Notwithstanding the foregoing, the Company shall not be responsible for (i) any broker or similar commissions of the Purchaser, (ii) underwriting discounts and commissions relating to the Registrable Securities that are being sold by the Purchaser and (iii) fees of counsel for the Purchaser.

6.             Indemnification.

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Purchaser, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Parent Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement/Prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto contemplated by this Agreement, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Laws or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein, or to the extent that such information relates to the Purchaser or the Purchaser’s proposed method of distribution of Registrable Securities and was expressly approved in writing by the Purchaser expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Purchaser has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(iv), the use by the Purchaser of an outdated, defective or otherwise unavailable Prospectus after the Company has notified the Purchaser in writing that the Prospectus is outdated, defective or otherwise unavailable for use by the Purchaser.  The Company shall notify the Purchaser promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.  Such indemnity shall survive the transfer of any Registrable Securities by the Purchaser in accordance with Section 7(g).

(b)           Indemnification by the Purchaser.  The Purchaser shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) the Purchaser’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Purchaser to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to the Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Purchaser expressly for use in a Registration Statement (it being understood that the Purchaser has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(iv), to the extent, but only to the extent, related to the use by the Purchaser of an outdated, defective or otherwise unavailable Prospectus after the Company has notified the Purchaser in writing that the Prospectus is outdated, defective or otherwise unavailable for use by the Purchaser.  In no event shall the liability of the Purchaser under this Section 6(b) be greater in amount than the dollar amount of the net proceeds received by the Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d)           Contribution.  If the indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6(d), the Purchaser shall not be required to contribute pursuant to this Section 6(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7.             Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by the Purchaser of any of their respective obligations under this Agreement, the Purchaser or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  Each of the Company and the Purchaser agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)           Compliance.  The Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c)           Discontinued Disposition.  By its acquisition of Registrable Securities, the Purchaser agrees that, upon receipt of a Suspension Notice or a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii) through (iv), the Purchaser will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.  The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(d)           Piggy-Back Registrations.  If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with a Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act or applicable Canadian Securities Laws of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to the Purchaser a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, the Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the Purchaser requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 7(d) that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the SEC pursuant to the Securities Act or that are the subject of a then effective Registration Statement.

(e)           Certain Notices; Termination of the Company’s Obligations.  The Purchaser shall promptly notify the Company at such time as no Registrable Securities are outstanding.  The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Securities are outstanding; provided, however, that the Company’s (and, for the avoidance of doubt, the Purchaser’s) obligations under Section 6 of this Agreement shall remain in full force and effect following such time.

(f)            Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Purchaser.

(g)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Purchaser.  The Company may not assign its rights or obligations hereunder without the prior written consent of the Purchaser.

(i)            No Inconsistent Agreements.  Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Purchaser in this Agreement or otherwise conflicts with the provisions hereof.

(j)            Execution and Counterparts.  This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(k)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(l)            Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m)          Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)           Headings.  The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CLEAN ENERGY

By:	/s/ Richard R. Wheeler
	Name:	Richard R. Wheeler
	Title:	Chief Financial Officer

WESTPORT INNOVATIONS INC.

By:	/s/ William E. Larkin
	Name:	William E. Larkin
	Title:	Chief Financial Officer

Annex A

Plan of Distribution

The Selling Stockholder (the “Selling Stockholder”) of the securities and any of its pledgees, assignees and successors-in-interest may, from time to time, sell any or all of its securities covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions.  These sales may be at fixed or negotiated prices.  The Selling Stockholder may use any one or more of the following methods when selling securities:

•                  ordinary brokerage transactions and transactions in which the broker dealer solicits purchasers;

•                  block trades in which the broker dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker dealer as principal and resale by the broker dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•                  in transactions through broker dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

•                  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•                  a combination of any such methods of sale; or

•                  any other method permitted pursuant to applicable law.

The Selling Stockholder may also sell securities under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker dealers engaged by the Selling Stockholder may arrange for other brokers dealers to participate in sales.  Broker dealers may receive commissions or discounts from the Selling Stockholder (or, if any broker dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage

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commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholder may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume.  The Selling Stockholder may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities.  The Selling Stockholder may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholder and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  The Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.  In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities.  The Company has agreed to indemnify the Selling Stockholder against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because the Selling Stockholder may be deemed to be an “underwriter” within the meaning of the Securities Act, it will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder.  In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus.  The Selling Stockholder has advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholder.

We agreed to keep this prospectus effective until the earlier of the date on which the securities may be resold by the Selling Stockholder without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (iii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws.  In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the

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applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholder will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of the common stock by the Selling Stockholder or any other person.  We will make copies of this prospectus available to the Selling Stockholder and have informed it of the need to deliver a copy of this prospectus to the purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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